Business Combinations	12 Months Ended
Dec. 31, 2012
Business Combinations
3.	BUSINESS COMBINATIONS

Business combinations in 2012:

During the year ended December 31, 2012, the Company completed several business combinations, which the Company expects to complement its existing business and achieve significant synergies. The acquired entities were considered immaterial, both individually and in aggregate. The results of the acquired entities’ operations have been included in the Company’s consolidated financial statements since their respective date of acquisition.

The Company has completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed and the fair value of noncontrolling interests, resulting from which the amount of goodwill was determined and recognized as of the acquisition date. The following table summarizes the estimated aggregate fair values of the assets acquired, liabilities assumed and the noncontrolling interests as of the respective date of acquisition:

	RMB	US$
	(In thousands)
Purchase consideration	1,190,717	191,123
Net assets acquired, excluding intangible assets and the related deferred tax liabilities	91,095	14,621
Intangible assets, net	664,380	106,640
Deferred tax liabilities, noncurrent	(72,222)	(11,592)
Noncontrolling interests	(32,507)	(5,218)
Redeemable noncontrolling interests	(100,101)	(16,067)
Pre-existing equity method investments	(817,951)	(131,290)
Goodwill	1,458,023	234,029

The aggregate purchase price allocation included the acquisitions of Qiyi.com, Inc. (“Qiyi”) and certain other acquirees, which were all equity method investees of the Company prior to their respective acquisitions. The Company applied the equity method of accounting by recognizing its share of the profit or loss in these equity method investees up to their respective date of acquisition.

In November 2012, the Company purchased all of the series A and series B preferred shares of Qiyi held by Providence Equity Partners, obtaining the controlling financial interests in Qiyi. The contingent consideration related to the acquisition of Qiyi, which would be paid upon a change in control of Qiyi, was fair valued at nil because of the remote probability of the occurrence of the contingent event.

The acquisition-date fair value of the equity interest in these equity method investees held immediately before the respective acquisition date amounted to RMB817.95 million (US$131.29 million). The net gain arising from the re-measurement of the existing equity method investment in these investees and the settlement of the pre-existing contractual relationship relating to the equity method investments amounted to RMB486.34 million (US$78.06 million) and was included in “Other income, net” in the consolidated statements of comprehensive income. Out of the total purchase consideration, RMB338.45 million (US$54.32 million) represented the effective settlement of the pre-existing relationship from the prior equity method investees, and the remaining was paid in cash.

The valuations used in the purchase price allocation described above were determined by the Company with the assistance of independent third party valuation firms. The valuation reports considered generally accepted valuation methodologies such as the income, market and cost approaches. As the acquirees are all private companies, the fair value estimates of pre-existing equity method investments or noncontrolling interests are based on significant inputs that market participants would consider, which mainly include (a) discount rates, (b) a projected terminal values based on EBITDA, (c) financial multiples of companies in the same industries and (d) adjustments for lack of control or lack of marketability.

Goodwill, which is not tax deductible, is primarily attributable to the synergies expected to be achieved from the acquisitions.

Neither the results of operations since the acquisition dates nor pro forma results of operations of the acquirees were presented because the effects of these business combinations, individually and in the aggregate, were not material to the Company’s consolidated results of operations.

Business combinations in 2011:

Acquisition of Qunar

On July 20, 2011, the Company acquired 62.01% of the equity interest of Qunar, a leading provider of travel search products in China, with which the Company expects to achieve significant synergies. The results of Qunar’s operations have been included in the Company’s consolidated financial statements since July 20, 2011.

The total purchase consideration of US$300.28 million is payable in cash, of which US$260.10 million was paid upon acquisition. The remaining US$40.18 million was deposited in an escrow account to pay for liabilities resulting from any breach of the representations and warranties made upon the acquisition or indemnifiable loss incurred, if any, such as claims, damages or penalties. The escrowed amount was reserved and included in restricted cash and will be used to pay for the liabilities or the indemnifiable loss, if any, in 18 months from the acquisition date, after which period any remaining amount will be released and transferred to Qunar’s original selling shareholders.

The Company has completed the valuations necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed and the fair value of noncontrolling interests, resulting from which the amount of goodwill was determined and recognized as of the acquisition date. The following table summarizes the estimated fair values of the assets acquired, liabilities assumed and the noncontrolling interests as of July 20, 2011, the date of acquisition:

RMB
(in thousands)
Purchase consideration	1,939,569
Net assets acquired, excluding intangible assets and the related deferred tax liabilities	115,515
Intangible assets, net	711,570
Deferred tax liabilities, noncurrent	(136,856)
Noncontrolling interests	(102,922)
Redeemable noncontrolling interests	(942,004)
Goodwill	2,294,266

The valuations used in the purchase price allocation described above were determined by the Company with the assistance of an independent third party valuation firm. The valuation report utilizes and considers generally accepted valuation methodologies such as the income, market and cost approaches.

The redeemable noncontrolling interests were initially recorded at fair value on the acquisition date in accordance with ASC 805-20-30-7, which approximated the fixed redemption amount because the noncontrolling interests were immediately redeemable and the redemption amount to be paid to the holders of noncontrolling interests as of the acquisition date is expected to represent the fair value of the noncontrolling interests. The fair value of the redeemable noncontrolling interests is estimated using the income approach. As Qunar is a private company, the fair value measurement is based on significant inputs that are not observable in the market. The fair value estimates are based on significant inputs that market participants would consider when estimating equity fair value of the same industry, which include (a) a discount rate, (b) a projected terminal value based on EBITDA, (c) financial multiples of companies in the same industry as Qunar and (d) adjustments for lack of control or lack of marketability. The adjustment of accreting the carrying amount of the noncontrolling interests to the fixed redemption amount is recorded at each reporting date.

Other acquisitions

The Company also completed other acquisitions during 2011, including an acquisition of a subsidiary and acquisitions of groups of operating assets, each of which met the definition of a business combination in accordance with ASC subtopic 805-10 (“ASC 805-10”), Business Combinations: Overall. These acquisitions were insignificant both individually and in aggregate.